For more information, contact:

Katharine Raymond

Investor Relations Coordinator

Acxiom Corporation

(501) 342-1321

EACXM

Acxiom® Announces First-Quarter Results

LITTLE ROCK, Ark. — July 25, 2007 — Acxiom® Corporation (NASDAQ: ACXM) today announced financial results for the first quarter of fiscal 2008 ended June 30, 2007. Revenue for the three-month period was $338.2 million, an increase of 0.4 percent over $336.7 million for the comparable prior-year period. Income from operations for the three-month period equaled $4.1 million compared to $36.3 million for the quarter ended June 30, 2006. The diluted loss per share of $.15 includes the impact of $20.6 million, or 24 cents per diluted share, in unusual expense items, net of income tax effect, in the quarter detailed below.

Charles D. Morgan, Acxiom’s company leader and chairman of the board stated, “We remain focused on operating results while we advance the acquisition process with Silver Lake and ValueAct Capital. We continue to believe that successfully completing this deal is in the best interests of Acxiom and its constituents.”

Details of Acxiom’s first-quarter performance include:

•	Revenue of $338.2 million, up 0.4 percent from $336.7 million in the first quarter a year ago.
•	Income from operations of $4.1 million, an 88.6 percent decrease compared to $36.3 million in the first quarter last year.
•

Unusual items that added $20.6 million in expenses in the quarter. Included were costs related to the pending transaction with Silver Lake and ValueAct Capital of $15.1 million, which are non-deductible for tax purposes, and $5.5 million predominantly related to the write-off of certain long-term assets related to an amended contract with an information technology outsourcing client. These expenses reduced first-quarter diluted earnings per share by $.24.

•	Diluted loss per share of $.15, compared to diluted earnings per share of $.20 in the first quarter last year.
•	Net loss of $11.5 million, compared to net earnings of $17.8 million in the first quarter of fiscal 2007.
•

Operating cash flow of $39.1 million and negative free cash flow available to equity of $9.8 million. The free cash flow available to equity is a non-GAAP financial measure, and reconciliation to the comparable GAAP measure, operating cash flow, is attached to this press release.

1

Acxiom in fiscal 2008 implemented a new organizational alignment with three operating divisions. First-quarter revenue by division was:

•

Services Division: The division develops, sells and delivers industry-tailored solutions globally through the integration of products, services and consulting. Revenue for the quarter was $181.0 million, up 4 percent compared to the first quarter a year ago.

•

Information Products Division: The division develops and sells all global data products, including InfoBase® and Personicx®, as well as fraud and risk mitigation products sold in the U.S., including InsightIdentify. It focuses on product development, product lifecycle management, data content management and innovation. Revenue for the quarter was $96.7 million, a 2 percent increase over the same quarter last year.

•

Infrastructure Management Division: The division develops and delivers information technology products and services that improve a company’s ability to manage its information technology delivery platform at lower costs and higher efficiencies. Such offerings include traditional IT outsourcing and transformational solutions such as the Acxiom data factory. Revenue for the quarter was $113.5 million, down 6 percent from the same quarter last year.

First Quarter Recognition

•

Computerworld magazine again named Acxiom one of the 100 Best Places to Work in Information Technology, the fourth time in the last six years the company has received the honor. Computerworld's rankings are based on a comprehensive questionnaire that assesses companies' benefits, diversity, career development, training programs and retention rates.

•

Wells Fargo & Company named Acxiom the winner of the "First Choice" award as part of its Vendor Recognition Program. Acxiom was one of four business partners that Wells Fargo's Technology Information Group recognized during its annual vendor summit in April.

About Acxiom Corporation

Acxiom Corporation (NASDAQ: ACXM; www.acxiom.com) integrates data, services and technology to create and deliver customer and information management solutions for many of the largest, most respected companies in the world. The core components of Acxiom's innovative solutions are Customer Data Integration (CDI) technology, data, database services, IT outsourcing, consulting and analytics, and privacy leadership. Founded in 1969, Acxiom is headquartered in Little Rock, Ark., with locations throughout the United States and Europe, and in Australia, China, and Canada. For more information, visit www.acxiom.com.

Acxiom is a registered trademark of Acxiom Corporation.

This release contains forward-looking statements that are subject to certain risks and uncertainties that could cause actual results to differ materially. Such statements may include but are not necessarily limited to the following: that we expect to remain focused on improving operating results, that we are advancing the acquisition process with ValueAct Capital and Silver Lake and that we continue to believe that completing the anticipated transaction is in the best interest of Acxiom and all of its constituents. The following are important factors, among others, that could cause actual results to differ materially from these forward-looking statements: The possibility

2

that certain contracts may not be closed, or may not be closed within the anticipated time frames; the possibility that the anticipated transaction may not be closed, or may not be closed within the anticipated time frames; the possibility that clients may attempt to reduce the amount of business they do with the Company; the possibility that in the event of a change of control of the Company that certain of the clients of the Company would invoke certain provisions in their contracts resulting in a decline in the revenue and profit of the Company; the possibility that certain contracts may not generate the anticipated revenue or profitability; the possibility that negative changes in economic or other conditions might lead to a reduction in demand for our products and services; the possibility of an economic slowdown or that economic conditions in general will not be as expected; the possibility that the historical seasonality of our business may change; the possibility that significant customers may experience extreme, severe economic difficulty; the possibility that the integration of acquired businesses may not be as successful as planned; the possibility that the fair value of certain of our assets may not be equal to the carrying value of those assets now or in future time periods; the possibility that sales cycles may lengthen; the possibility that we may not be able to attract and retain qualified technical and leadership associates, or that we may lose key associates to other organizations; the possibility that we won’t be able to properly motivate our sales force or other associates; the possibility that we won’t be able to achieve cost reductions and avoid unanticipated costs; the possibility that we won’t be able to continue to receive credit upon satisfactory terms and conditions; the possibility that competent, competitive products, technologies or services will be introduced into the marketplace by other companies; the possibility that we may be subjected to pricing pressure due to market conditions and/or competitive products and services; the possibility that there will be changes in consumer or business information industries and markets that negatively impact the Company; the possibility that changes in accounting pronouncements may occur and may impact these projections; the possibility that we won’t be able to protect proprietary information and technology or to obtain necessary licenses on commercially reasonable terms; the possibility that we may encounter difficulties when entering new markets or industries; the possibility that there will be changes in the legislative, accounting, regulatory and consumer environments affecting our business, including but not limited to litigation, legislation, regulations and customs relating to our ability to collect, manage, aggregate and use data; the possibility that data suppliers might withdraw data from us, leading to our inability to provide certain products and services; the possibility that we may enter into short-term contracts which would affect the predictability of our revenues; the possibility that the amount of ad hoc, volume-based and project work will not be as expected; the possibility that we may experience a loss of data center capacity or interruption of telecommunication links or power sources; the possibility that we may experience failures or breaches of our network and data security systems, leading to potential adverse publicity, negative customer reaction, or liability to third parties; the possibility that postal rates may increase, thereby leading to reduced volumes of business; the possibility that our clients may cancel or modify their agreements with us; the possibility that we will not successfully complete customer contract requirements on time or meet the service levels specified in the contracts, which may result in contract penalties or lost revenue; the possibility that we experience processing errors which result in credits to customers, re-performance of services or payment of damages to customers; the possibility that the services of the United States Postal Service, their global counterparts and other delivery systems may be disrupted; and the possibility that we may be affected by other competitive factors.

Other factors are detailed from time to time in our periodic reports and registration statements filed with the United States Securities and Exchange Commission. We believe that we have the product and technology offerings, facilities, associates and competitive and financial resources for continued business success, but future revenues, costs, margins and profits are all influenced

3

by a number of factors, including those discussed above, all of which are inherently difficult to forecast.

We undertake no obligation to update the information contained in this press release or any other forward-looking statement.

Acxiom, InfoBase and Personicx are registered trademarks of Acxiom Corporation.

4

ACXIOM CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)
(Dollars in thousands, except earnings per share)

	For the Three Months Ended
	June 30,
			$	%
	2007	2006	Variance	Variance

Revenue:
Services	264,735	261,892	2,843	1.1%
Data	73,433	74,813	(1,380)	(1.8%)
Total revenue	338,168	336,705	1,463	0.4%

Operating costs and expenses:
Cost of revenue
Services	212,086	196,073	16,013	8.2%
Data	53,885	49,572	4,313	8.7%
Total cost of revenue	265,971	245,645	20,326	8.3%

Services gross margin	19.9%	25.1%
Data gross margin	26.6%	33.7%
Total gross margin	21.3%	27.0%

Selling, general and administrative	52,669	54,745	(2,076)	(3.8%)
Gains, losses and other items, net	15,390	-	15,390	100.0%

Total operating costs and expenses	334,030	300,390	33,640	11.2%

Income from operations	4,138	36,315	(32,177)	(88.6%)

Other income (expense):
Interest expense	(13,575)	(7,769)	(5,806)	74.7%
Other, net	183	647	(464)	(71.7%)

Total other income (expense)	(13,392)	(7,122)	(6,270)	88.0%

Earnings (loss) before income taxes	(9,254)	29,193	(38,447)	(131.7%)

Income taxes	2,267	11,385	(9,118)	(80.1%)

Net earnings (loss)	(11,521)	17,808	(29,329)	(164.7%)

Earnings (loss) per share:

Basic	(0.15)	0.20	(0.35)	(175.0%)

Diluted	(0.15)	0.20	(0.35)	(175.0%)

ACXIOM CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)
(Dollars in thousands, except earnings per share)

	For the Three Months Ended

	June 30,	March 31,	$	%
	2007	2007	Variance	Variance

Revenue:
Services	264,735	267,314	(2,579)	(1.0%)
Data	73,433	89,957	(16,524)	(18.4%)
Total revenue	338,168	357,271	(19,103)	(5.3%)

Operating costs and expenses:
Cost of revenue
Services	212,086	209,830	2,256	1.1%
Data	53,885	52,991	894	1.7%
Total cost of revenue	265,971	262,821	3,150	1.2%

Services gross margin	19.9%	21.5%
Data gross margin	26.6%	41.1%
Total gross margin	21.3%	26.4%

Selling, general and administrative	52,669	56,031	(3,362)	(6.0%)
Gains, losses and other items, net	15,390	9,122	6,268	68.7%

Total operating costs and expenses	334,030	327,974	6,056	1.8%

Income from operations	4,138	29,297	(25,159)	(85.9%)

Other income (expense):
Interest expense	(13,575)	(15,002)	1,427	(9.5%)
Other, net	183	1,444	(1,261)	(87.3%)

Total other income (expense)	(13,392)	(13,558)	166	(1.2%)

Earnings (loss) before income taxes	(9,254)	15,739	(24,993)	(158.8%)

Income taxes	2,267	9,468	(7,201)	(76.1%)

Net earnings (loss)	(11,521)	6,271	(17,792)	(283.7%)

Earnings (loss) per share:

Basic	(0.15)	0.08	(0.23)	(287.5%)

Diluted	(0.15)	0.08	(0.23)	(287.5%)

ACXIOM CORPORATION AND SUBSIDIARIES
CALCULATION OF EARNINGS PER SHARE
(Unaudited)
(In thousands, except earnings per share)

	For the Three Months Ended

	June 30,	June 30,	March 31,
	2007	2006	2007

Basic earnings per share:

Numerator - net earnings (loss)	(11,521)	17,808	6,271

Denominator - weighted-average shares outstanding	79,341	88,155	78,385

Basic earnings (loss) per share	(0.15)	0.20	0.08

Diluted earnings per share:

Numerator - net earnings (loss)	(11,521)	17,808	6,271

Denominator - weighted-average shares outstanding	79,341	88,155	78,385

Dilutive effect of common stock options, warrants and restricted stock	-	2,268	1,750

	79,341	90,423	80,135

Diluted earnings (loss) per share	(0.15)	0.20	0.08

ACXIOM CORPORATION AND SUBSIDIARIES
RESULTS BY SEGMENT
(Unaudited)
(Dollars in thousands)

	For the Three Months Ended

	June 30,	June 30,
Revenue:	2007	2006

Information services	181,045	173,685
Information products	96,678	94,968
Infrastructure management	113,520	120,491
Eliminations	(53,075)	(52,439)

Total revenue	338,168	336,705

Income from operations:

Information services	24,267	29,290
Information products	(5,684)	(830)
Infrastructure management	12,136	14,094
Corporate & other	(26,581)	(6,239)

Total income from operations	4,138	36,315

Margin:

Information services	13.4%	16.9%
Information products	-5.9%	-0.9%
Infrastructure management	10.7%	11.7%

Total margin	1.2%	10.8%

ACXIOM CORPORATION AND SUBSIDIARIES
DATA REVENUE AND COST OF DATA SUPPLEMENTAL SCHEDULE
(Unaudited)
(Dollars in thousands)

	For the Three Months Ended

	June 30,	June 30,	$	%	March 31,	$	%
	2007	2006	Variance	Variance	2007	Variance	Variance

Data	53,841	54,530	(689)	(1.3%)	69,596	(15,755)	(22.6%)
Passthrough data	19,592	20,283	(691)	(3.4%)	20,361	(769)	(3.8%)

Total data revenue	73,433	74,813	(1,380)	(1.8%)	89,957	(16,524)	(18.4%)

Cost of data revenue:
Data	34,293	29,289	5,004	17.1%	32,630	1,663	5.1%
Passthrough data	19,592	20,283	(691)	(3.4%)	20,361	(769)	(3.8%)

Total cost of data	53,885	49,572	4,313	8.7%	52,991	894	1.7%

Margin:

Data	36.3%	46.3%			53.1%
Passthrough data	0.0%	0.0%			0.0%
Total data	26.6%	33.7%			41.1%

ACXIOM CORPORATION AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited)
(Dollars in thousands)

	June 30,	March 31,	$	%
	2007	2007	Variance	Variance
Assets
Current assets:
Cash and cash equivalents	61,379	37,776	23,603	62.5%
Trade accounts receivable, net	280,956	285,850	(4,894)	(1.7%)
Refundable income taxes	8,374	7,657	717	9.4%
Deferred income taxes	22,318	22,341	(23)	(0.1%)
Other current assets	56,114	59,252	(3,138)	(5.3%)

Total current assets	429,141	412,876	16,265	3.9%

Property and equipment	748,957	733,175	15,782	2.2%
Less - accumulated depreciation and amortization	446,464	420,883	25,581	6.1%

Property and equipment, net	302,493	312,292	(9,799)	(3.1%)

Software, net of accumulated amortization	50,533	44,289	6,244	14.1%
Goodwill	522,279	522,046	233	0.0%
Purchased software licenses, net of accumulated amortization	145,368	151,326	(5,958)	(3.9%)
Unbilled and notes receivable, excluding current portions	14,479	16,742	(2,263)	(13.5%)
Deferred costs, net	136,184	137,684	(1,500)	(1.1%)
Data acquisition costs	36,672	35,398	1,274	3.6%
Other assets, net	23,248	23,251	(3)	(0.0%)

	1,660,397	1,655,904	4,493	0.3%

Liabilities and Stockholders' Equity
Current liabilities:
Current installments of long-term obligations	104,341	106,921	(2,580)	(2.4%)
Trade accounts payable	62,034	54,808	7,226	13.2%
Accrued payroll and related expenses	26,562	33,663	(7,101)	(21.1%)
Other accrued expenses	77,474	79,078	(1,604)	(2.0%)
Deferred revenue	102,589	113,318	(10,729)	(9.5%)

Total current liabilities	373,000	387,788	(14,788)	(3.8%)

Long-term obligations:
Long-term debt and capital leases, net of current installments	622,950	631,184	(8,234)	(1.3%)
Software and data licenses, net of current installments	12,290	17,695	(5,405)	(30.5%)

Total long-term obligations	635,240	648,879	(13,639)	(2.1%)

Deferred income taxes	96,726	97,926	(1,200)	(1.2%)

Commitments and contingencies

Stockholders' equity:
Common stock	11,331	11,145	186	1.7%
Additional paid-in capital	760,952	718,336	42,616	5.9%
Retained earnings	451,323	462,844	(11,521)	(2.5%)
Accumulated other comprehensive income	20,365	17,526	2,839	16.2%
Treasury stock, at cost	(688,540)	(688,540)	0	0.0%

Total stockholders' equity	555,431	521,311	34,120	6.5%

	1,660,397	1,655,904	4,493	0.3%

ACXIOM CORPORATION AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)
(Dollars in thousands)

	For the Three Months Ended

	June 30,

	2007	2006

Cash flows from operating activities:
Net earnings	(11,521)	17,808
Non-cash operating activities:
Depreciation and amortization	59,102	59,047
Loss (gain) on disposal or impairment of assets, net	310	(84)
Deferred income taxes	(1,226)	(233)
Non-cash stock compensation expense	1,358	553
Changes in operating assets and liabilities:
Accounts receivable	7,721	(1,796)
Other assets	(792)	3,186
Accounts payable and other liabilities	(3,097)	(9,743)
Deferred revenue	(12,723)	(12,388)
Net cash provided by operating activities	39,132	56,350
Cash flows from investing activities:
Capitalized software	(8,447)	(5,719)
Capital expenditures	(2,867)	(217)
Cash collected from the sale and license of software	-	5,000
Deferral of costs	(14,129)	(16,887)
Payments received from investments	-	783
Net cash paid in acquisitions	(2,680)	-
Net cash used by investing activities	(28,123)	(17,040)
Cash flows from financing activities:
Proceeds from debt	2,127	28,873
Payments of debt	(31,283)	(67,866)
Sale of common stock	35,820	6,773
Acquisition of treasury stock	-	(11,965)
Tax benefit of stock options exercised	5,624	1,079
Net cash used by financing activities	12,288	(43,106)
Effect of exchange rate changes on cash	307	254

Net increase (decrease) in cash and cash equivalents	23,604	(3,542)
Cash and cash equivalents at beginning of period	37,776	7,705
Cash and cash equivalents at end of period	61,380	4,163

Supplemental cash flow information:
Cash paid (received) during the period for:
Interest	13,888	7,830
Income taxes	115	5,268
Payments on capital leases and installment payment arrangements	19,137	18,905
Payments on software and data license liabilities	6,493	7,847
Other debt payments, excluding line of credit	3,526	1,711
Revolving credit payments	2,127	39,403
Noncash investing and financing activities:
Acquisition of property and equipment under capital lease
and installment payment arrangements	7,222	19,426
Construction and other financing	5,351	5,904
Software licenses and maintenance acquired under software obligation	-	15,266

ACXIOM CORPORATION AND SUBSIDIARIES
CALCULATION OF FREE CASH FLOW AVAILABLE TO EQUITY
AND RECONCILIATION TO OPERATING CASH FLOW
(Unaudited)
(Dollars in thousands)

	06/30/06	09/30/06	12/31/06	03/31/07	YTD FY2007	06/30/07

Net cash provided by operating activities	56,350	64,409	62,659	76,534	259,952	39,132

Plus:
Payments received from investments	783	1,925	-	50	2,758	-
Less:
Capitalized software	(5,719)	(6,926)	(6,798)	(8,000)	(27,443)	(8,447)
Capital expenditures	(217)	(3,260)	(2,518)	(8,230)	(14,225)	(2,867)
Deferral of costs	(16,887)	(16,559)	(16,149)	(17,092)	(66,687)	(14,129)
Payments on capital leases and installment payment arrangements	(18,905)	(21,951)	(16,700)	(18,579)	(76,135)	(19,137)
Payments on software and data license liabilities	(7,847)	(7,304)	(6,000)	(5,746)	(26,897)	(6,493)
Other required debt payments	(1,711)	(1,804)	(3,117)	(3,603)	(10,235)	(3,526)

Subtotal	5,847	8,530	11,377	15,334	41,088	(15,467)

Plus:
Tax benefit of stock options and warrants	1,079	1,765	1,237	61	4,142	5,624

Subtotal	6,926	10,295	12,614	15,395	45,230	(9,843)

Plus:
Cash collected from sale of software	5,000	5,000	-	-	10,000	-

Total	11,926	15,295	12,614	15,395	55,230	(9,843)

ACXIOM CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)
(Dollars in thousands, except earnings per share)

							Q1 FY07 to Q1 FY08		Q4 FY07 to Q1 FY08
	06/30/06	09/30/06	12/31/06	03/31/07	FY2007	06/30/07%		$	%	$
Revenue:
Services	261,892	266,099	265,798	267,314	1,061,103	264,735	1.1%	2,843	-1.0%	(2,579)
Data	74,813	82,220	87,043	89,957	334,033	73,433	-1.8%	(1,380)	-18.4%	(16,524)
Total revenue	336,705	348,319	352,841	357,271	1,395,136	338,168	0.4%	1,463	-5.3%	(19,103)

Operating costs and expenses:
Cost of revenue
Services	196,073	201,384	199,704	209,830	806,991	212,086	8.2%	16,013	1.1%	2,256
Data	49,572	51,062	53,004	52,991	206,629	53,885	8.7%	4,313	1.7%	894
Total cost of revenue	245,645	252,446	252,708	262,821	1,013,620	265,971	8.3%	20,326	1.2%	3,150

Selling, general and administrative	54,745	54,008	49,065	56,031	213,849	52,669	-3.8%	(2,076)	-6.0%	(3,362)
Gains, losses and other items, net	0	0	(225)	9,122	8,897	15,390	-	15,390	68.7%	6,268

Total operating costs and expenses	300,390	306,454	301,548	327,974	1,236,366	334,030	11.2%	33,640	1.8%	6,056

Income from operations	36,315	41,865	51,293	29,297	158,770	4,138	-88.6%	(32,177)	-85.9%	(25,159)
% Margin	10.8%	12.0%	14.5%	8.2%	11.4%	1.2%
Other income (expense)
Interest expense	(7,769)	(8,950)	(14,911)	(15,002)	(46,632)	(13,575)	74.7%	(5,806)	-9.5%	1,427
Other, net	647	2,685	1,157	1,444	5,933	183	-71.7%	(464)	-87.3%	(1,261)
Total other income (expense)	(7,122)	(6,265)	(13,754)	(13,558)	(40,699)	(13,392)	88.0%	(6,270)	-1.2%	166

Earnings (loss) before income taxes	29,193	35,600	37,539	15,739	118,071	(9,254)	-131.7%	(38,447)	-158.8%	(24,993)
Income taxes	11,385	13,884	12,594	9,468	47,331	2,267	-80.1%	(9,118)	-76.1%	(7,201)

Net earnings (loss)	17,808	21,716	24,945	6,271	70,740	(11,521)	-164.7%	(29,329)	-283.7%	(17,792)

Diluted earnings (loss) per share	0.20	0.25	0.31	0.08	0.84	(0.15)	-175.0%	(0.35)	-287.5%	(0.23)

ACXIOM CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS - INTERNAL FORMAT
(Unaudited)
(Dollars in thousands, except earnings per share)

							Q1 FY07 to Q1 FY08		Q4 FY07 to Q1 FY08
	06/30/06	09/30/06	12/31/06	03/31/07	FY2007	06/30/07%		$	%	$

Revenue	336,705	348,319	352,841	357,271	1,395,136	338,168	0.4%	1,463	-5.3%	(19,103)

Operating costs and expenses:

Salaries and benefits	135,917	139,557	139,724	154,801	569,999	148,739	9.4%	12,822	-3.9%	(6,062)

Computer, communications and
other equipment	73,119	72,685	71,132	73,409	290,345	72,444	-0.9%	(675)	-1.3%	(965)

Data costs	43,372	44,196	43,761	42,569	173,898	42,518	-2.0%	(854)	-0.1%	(51)

Other operating costs and expenses	47,982	50,016	47,156	48,071	193,225	54,939	14.5%	6,957	14.3%	6,868

Gains, losses and other items, net	-	-	(225)	9,122	8,897	15,390	-	15,390	68.7%	6,268

Total operating costs and expenses	300,390	306,454	301,548	327,972	1,236,364	334,030	11.2%	33,640	1.8%	6,058

Income from operations	36,315	41,865	51,293	29,299	158,772	4,138	-88.6%	(32,177)	-85.9%	(25,161)
Operating Margin	10.8%	12.0%	14.5%	8.2%	11.4%	1.2%
Other income (expense):
Interest expense	(7,769)	(8,950)	(14,911)	(15,002)	(46,632)	(13,575)	74.7%	(5,806)	-9.5%	1,427
Other, net	647	2,685	1,157	1,444	5,933	183	-71.7%	(464)	-87.3%	(1,261)

Total other income (expense)	(7,122)	(6,265)	(13,754)	(13,558)	(40,699)	(13,392)	88.0%	(6,270)	-1.2%	166

Earnings (loss) before income taxes	29,193	35,600	37,539	15,741	118,073	(9,254)	-131.7%	(38,447)	-158.8%	(24,995)

Income taxes	11,385	13,884	12,594	9,468	47,331	2,267	-80.1%	(9,118)	-76.1%	(7,201)

Net earnings (loss)	17,808	21,716	24,945	6,273	70,742	(11,521)	-164.7%	(29,329)	-283.7%	(17,794)

Diluted earnings (loss) per share	0.20	0.25	0.31	0.08	0.84	(0.15)	-175.0%	(0.35)	-287.5%	(0.23)

ACXIOM CORPORATION AND SUBSIDIARIES
MARGIN ANALYSIS
(Unaudited)

							Q1 FY07 to Q1 FY08		Q4 FY07 to Q1 FY08
	06/30/06	09/30/06	12/31/06	03/31/07	FY2007	06/30/07%		$	%	$

Gross profit	91,060	95,873	100,133	94,450	381,516	72,197	-20.7%	(18,863)	-23.6%	(22,253)
Gross margin	27.0%	27.5%	28.4%	26.4%	27.3%	21.3%

Operating margin	10.8%	12.0%	14.5%	8.2%	11.4%	1.2%

Services gross profit	65,819	64,715	66,094	57,484	254,112	52,649	-20.0%	(13,170)	-8.4%	(4,835)
Services gross margin	25.1%	24.3%	24.9%	21.5%	23.9%	19.9%

Data gross profit	25,241	31,158	34,039	36,966	127,404	19,548	-22.6%	(5,693)	-47.1%	(17,418)
Data gross margin	33.7%	37.9%	39.1%	41.1%	38.1%	26.6%

ACXIOM CORPORATION AND SUBSIDIARIES
EXPENSE TREND ANALYSIS
(Unaudited)

	06/30/06	09/30/06	12/31/06	03/31/07	FY2007	06/30/07

Salaries and benefits % of revenue	40.4%	40.1%	39.6%	43.3%	40.9%	44.0%

Computer, communications and other
equipment % of revenue	21.7%	20.9%	20.2%	20.5%	20.8%	21.4%

Data costs % of revenue	12.9%	12.7%	12.4%	11.9%	12.5%	12.6%

Other operating costs and expenses % of revenue	14.3%	14.4%	13.4%	13.5%	13.8%	16.2%

Total operating costs and expenses % of revenue	89.2%	88.0%	85.5%	91.8%	88.6%	98.8%

SG&A % of revenue	16.3%	15.5%	13.9%	15.7%	15.3%	15.6%